CAPITAL MANAGEMENT	12 Months Ended
Dec. 31, 2025
Disclosure of objectives, policies and processes for managing capital [abstract]
CAPITAL MANAGEMENT	CAPITAL MANAGEMENT
Brookfield Renewable’s primary capital management objectives are to ensure the sustainability of its capital to support continuing operations, meet its financial obligations, allow for growth opportunities and provide stable distributions to its LP unitholders. Brookfield Renewable’s capital is monitored through the debt-to-total capitalization ratio on a corporate and consolidated basis. As at December 31, 2025 these ratios were 14% and 39%, respectively (2024: 15% and 40%, respectively).
Brookfield Renewable has provided covenants to certain of its lenders for its corporate borrowings and credit facilities. The covenants require Brookfield Renewable to meet minimum debt-to-capitalization ratios. Subsidiaries of Brookfield Renewable have provided covenants to certain of their lenders for their non-recourse borrowings. These covenants vary from one credit agreement to another and include ratios that address debt-service coverage. Certain lenders have also put in place requirements that oblige Brookfield Renewable and its subsidiaries to maintain debt and capital expenditure reserve accounts. The consequences to the subsidiaries as a result of failure to comply with their covenants could include a limitation of distributions from the subsidiaries to Brookfield Renewable, as well as repayment of outstanding debt. Brookfield Renewable is dependent on the distributions made by its subsidiaries to service its debt.
Brookfield Renewable’s strategy during 2025, which was unchanged from 2024, was to maintain the measures set out in the following schedule as at December 31:

	Corporate		Consolidated
(MILLIONS)	2025	2024	2025	2024
Corporate credit facility(1)	$—	$240	$—	$240
Commercial paper(1)	194	431	194	431
Debt
Medium-term notes(2)	3,187	3,008	3,187	3,008
Hybrid notes(2)	328	139	328	139
Non-recourse borrowings(3)	—	—	31,555	30,904
	3,515	3,147	35,070	34,051
Deferred income tax liabilities, net(4)	—	—	8,902	8,109
Equity
Non-controlling interest	—	—	24,164	26,168
Preferred equity	563	537	563	537
Perpetual subordinated notes	737	737	737	737
Preferred limited partners’ equity	634	634	634	634
Unitholders’ equity	8,876	8,380	8,876	8,380
Total capitalization	$14,325	$13,435	$78,946	$78,616
Debt-to-total capitalization(1)	25%	23%	44%	43%
Debt-to-total capitalization (market value)(5)	14%	15%	39%	40%
(1)Draws on corporate credit facilities and commercial paper issuances are excluded from the debt-to-total capitalization ratios as they are not a permanent source of capital.
(2)Medium-term and Hybrid notes are unsecured and guaranteed by Brookfield Renewable and excludes $23 million (2024: $16 million) of deferred financing fees, net of unamortized premiums.
(3)Consolidated non-recourse borrowings include $1,569 million (2024: $1,494 million) borrowed under a subscription facility of a Brookfield sponsored private fund and excludes $168 million (2024: $171 million) of deferred financing fees and $181 million (2024: $145 million) of unamortized premiums and discounts.
(4)Deferred income tax liabilities less deferred income tax assets.
(5)Based on market values of Preferred equity, Perpetual subordinated notes, Preferred limited partners’ equity and Unitholders’ equity.